UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 3, 2007
NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of Incorporation or organization)	1-31398 (Commission File Number)	75-2811855 (IRS Employer Identification No.)

2911 South County Road 1260 Midland, Texas		79706
(Address of Principal Executive Offices)		(Zip Code)
432-563-3974
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On November 3, 2007, Natural Gas Services Group, Inc. and Big Tex Trailer Manufacturing, Inc., or the “Seller”, entered into a Contract for Sale of Real Property Improved Commercial Property, or the “Contract”, for the purchase of fabrication and warehousing facilities, including office space, containing approximately 52,150 square feet located on approximately 9.30 acres of land in Midland County, Texas. The total purchase price for the property is $1,900,000.00, which we intend to finance with available cash. However, we have the right to enter into a tax deferred like-kind exchange agreement, although we had not done so at the time of filing this report. Closing is scheduled to occur on or before November 30, 2007 or at a date and time mutually agreed upon by Seller and us.
     If we complete the purchase of the property, we expect to relocate our Midland-based fabrication operations to the new facilities.
     Our obligation to complete the purchase of the property is conditioned upon our satisfaction with:
•	the condition of title;

•	the suitability of the property for our intended purposes;

•	the zoning of the property;

•	environmental matters; and

•	Seller’s compliance with the covenants, agreements and conditions required by the Contract.
     The Contract includes customary representations and warranties made by the Seller to us, including representations that:
•	no parties possess any portion of the property as lessees, tenants at sufferance or trespassers; and

•	Seller has free and clear title to the property.
     If the Seller fails to perform any of its obligations under the Contract, we have the right to:
•	enforce specific performance of the Contract;

•	request that the escrow deposit of $100,000.00 and any interest earned be immediately returned to us; or

•	bring suit for damages against the Seller.
     If we fail to consummate the purchase of the property for reasons other than those reserved by us in the Contract, and if the Seller is not in default under the Contract, the Seller will have the right to receive $33,000.00 from us, as liquidated damages.

     The above summary of the provisions of the Contract does not purport to be complete and is qualified in its entirety by reference to the terms of the Contract, which is attached to this Current Report on Form 8-K as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Contract for Sale of Real Property Improved Commercial Property, dated effective as of November 2, 2007, between Natural Gas Services Group, Inc. and Big Tex Trailer Manufacturing, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.
By:	/s/ Stephen C. Taylor
Stephen C. Taylor, Chairman
of the Board, President and Chief Executive Officer

Dated: November 8, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Contract for Sale of Real Property Improved Commercial Property, dated effective as of November 2, 2007, between Natural Gas Services Group, Inc. and Big Tex Trailer Manufacturing, Inc.

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